                                                                   Exhibit 10.12

Recording requested by and
When Recorded please return to:

GMAC Commercial Mortgage Corporation
650 Dresher Road
P.O. Box 1015
Horsham, Pennsylvania 19044
Attention: Executive Vice President, Loan Servicing





                        FEE AND LEASEHOLD DEED OF TRUST,
                    SECURITY AGREEMENT, ASSIGNMENT OF LEASES
                          AND RENTS AND FIXTURE FILING



                         Dated as of November 25, 1997



                                    Made by



                                 DS HOTEL LLC,
                     a  Delaware  limited liability company
                              as Trustor/Borrower,



                                       to


           COMMONWEALTH LAND TITLE COMPANY, a California corporation, as Trustee for the benefit of



                     GMAC COMMERCIAL MORTGAGE CORPORATION,
                           a California corporation,
                             as Beneficiary/Lender.

               THIS FEE AND LEASEHOLD DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS AND FIXTURE FILING (this "Mortgage") is
                                                               --------
     dated as of November 25, 1997 and is made by DS HOTEL LLC, a Delaware limited liability company having an address for notices c/o Host Marriott Corporation, 10400 Fernwood Road, Dept. 923, Bethesda, Maryland 20817-1109, Attention: Assistant General Counsel, Asset Management ("Borrower" or
                                                                    --------
     "Trustor"), in consideration of the premises and covenants hereinafter set
      -------
     forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to COMMONWEALTH LAND TITLE COMPANY, a California corporation, having an address for notices at 275 West Hospitality Lane, Suite 200, San Bernadino, California 92408

     ("Trustee") for the benefit of GMAC COMMERCIAL MORTGAGE CORPORATION, a
       -------
     California corporation having an address for notices of 650 Dresher Road, P.O. Box 1015, Horsham, Pennsylvania 19044, Attention: Executive Vice President, Loan Servicing ("Lender" or "Beneficiary").
                                 ------      -----------

                             PRELIMINARY STATEMENT

          Borrower is concurrently executing and delivering herewith in favor of Lender a note in the principal amount of $103,000,000 and a Loan Agreement, between Lender and Borrower, each dated as of the date hereof.

          Borrower is the owner of that certain parcel of real estate (the "Fee Parcel") described on Exhibit A hereto.
 ----------                ---------

          Borrower is the owner of that certain leasehold estate (the "Ground
                                                                       -------
Leasehold Estate" and, together with the Fee Parcel, the "DSM Property") in that
----------------                                          ------------
land described on Exhibit B hereto pursuant to the terms of that certain lease
                  ---------
identified on Exhibit C.
              ---------

          Borrower is granting this Mortgage in order to secure the payment of the Debt and to secure the performance by Borrower of the covenants and agreements contained in the Mortgage and the other Loan Documents.

          Borrower has duly authorized the execution and delivery of this Mortgage and has taken all actions required by law and all other actions of Borrower required therefor.

          Any capitalized term used but not otherwise defined herein shall have the meaning given such term in Article 1 hereof and if not defined in said
Article 1 shall have the meaning given such term in the above referenced Loan Agreement.

          NOW, THEREFORE, in order to secure: (i) payment by Borrower of the Debt; (ii) the performance by Borrower of all the covenants and agreements contained in the Note, this Mortgage and the other Loan Documents as the same may be amended, modified or supplemented to be performed or observed by or on the part of Borrower (items (i) and (ii) being referred to herein as the

"Secured Obligations"), Borrower and Lender by these presents do hereby agree as
 -------------------
follows:

          BORROWER HEREBY IRREVOCABLY GRANTS, BARGAINS, SELLS, PLEDGES, CONVEYS, TRANSFERS, MORTGAGES AND ASSIGNS unto Trustee, for the benefit of Lender, its successors and assigns WITH POWER OF SALE forever, and grants a security interest to Lender WITH POWER OF SALE in, all of the following property (such property is hereinafter referred to collectively as the "Mortgaged Property"):
                                                         ------------------

               A. ALL estate, right, title and interest of Borrower, now owned or hereafter acquired, in and to the DSM Property, together with all rights of way or use, sidewalks, alleys, strips, gores, rights (including rights in streets (including those vacated or to be vacated), privileges, air rights and development rights, sewer rights, waters, water courses, water rights and powers, servitudes, estates, licenses, easements, tenements, hereditaments and appurtenances incident, belonging or pertaining to such land, including any mineral, mining, oil and gas rights and rights to produce or share in the production of anything related thereto and similar or comparable rights of any nature whatsoever now or hereafter appurtenant) (collectively, the "Land"), and all estate, right, title and interest of
                         ----
     Borrower in the buildings, structures, fixtures and improvements now or hereafter located or placed thereon (which buildings and improvements, together with any additions thereto or alterations or replacements thereof, are referred to as the "Improvements");
                             ------------

               B. all machinery, apparatus, equipment, materials, fittings, fixtures, chattels, articles of personal property and all other property (real, personal or mixed), and all appurtenances and additions thereto and betterments, renewals, substitutions and replacements thereof, now or hereafter owned by Borrower or in which Borrower has or shall acquire an interest (to the extent of such interest), and now or hereafter located on, attached to or contained in or used in connection with the Land or the Improvements, or placed on any part thereof though not attached thereto, including all indoor and outdoor furniture, landscaping, indoor plants, tools, screens, awnings, shades, blinds, curtains, draperies, partitions, carpets, rugs, furniture and furnishings, heating, lighting, plumbing, water heating, cooking, monitoring, ventilating, air conditioning, refrigerating, sanitation, waste removal, incinerating or compacting plants, systems, fixtures and equipment, elevators, escalators, stoves, ranges, vacuum systems, window washing and other cleaning systems, call systems, sprinkler systems and other fire prevention and extinguishing apparatus and materials, alarms, telecommunications, entertainment, recreational or security systems and equipment, motors, machinery, pipes, ducts, conduits, dynamos, engines, compressors, generators, boilers, stokers, furnaces, pumps, tanks, and appliances (collectively, "Equipment");

               C. all personal property now or hereafter located at or used in connection with the Premises (defined below) and owned by Borrower;

               D. all real estate tax refunds and credits and all awards or payments, including interest on any of them, and the right to receive the same which Borrower may have, which may be made with respect to any of the Premises whether from a condemnation or eminent domain proceeding thereof or for any other injury to, decrease in the value of, or other occurrence affecting any of the Premises, subject, in each case, to the rights of Tenants under Leases or the Manager under the Management Agreement, to the extent such Leases or the Management Agreement are not subordinate to the terms of this Mortgage;

               E. all monies, accounts, instruments and other property (including all Eligible Collateral, additional collateral and other pledges of money provided to Lender pursuant to the terms of this Mortgage or any other Loan Documents) constituting a part of the security for the Loan or the performance by Borrower of its obligations under this Mortgage or the other Loan Documents as of any particular time, including all collateral subject to the lien evidenced by any of the Loan Documents or assigned to Borrower after the date hereof, and any proceeds of the foregoing;

               F. all proceeds of, and any unearned premiums or refunds of premiums on, any insurance policies covering all or any part of the Premises or other portion of the Mortgaged Property, including the right to receive and apply the proceeds of any insurance, judgments or settlements made in lieu thereof for damage to or the diminution of the Premises, but subject, in each case, to the rights of Tenants under Leases or the Manager under Management Agreement to the extent such Leases and Management Agreement are not subordinate to the terms of this Mortgage;

               G. all general intangibles relating to design, development, operation, management and use of the Premises, all certificates of occupancy, zoning variances, building, use or other permits, approvals, authorizations, licenses and consents obtained from any Governmental Authority in connection with the development, use, operation or management of the Premises, all construction, service, engineering, consulting, management, leasing, architectural and other similar contracts concerning the design, construction, management, operation, occupancy and/or use of the Premises, all architectural drawings, plans, specifications, soil tests, appraisals, engineering reports and similar materials relating to all or any portion of the Premises and all payment and performance bonds or warranties or guarantees relating to the Premises, and all agreements, contracts and instruments pursuant to which Borrower acquired its interest in the Mortgaged Property, all to the extent assignable;

               H. all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other source and business identifiers, trademark registrations and applications for registration used exclusively at or relating exclusively to the Premises or any portion thereof; all renewals, extensions and continuations-in-part of the items referred to above; any written agreement granting to Borrower any right to use any trademark or trademark registration at or in connection with any of the Premises; and the right of Borrower to sue for past, present and future infringements of the foregoing;

               I. the right in the name and on behalf of Borrower to appear in and defend any action or proceeding brought with respect to any of the Premises or any other component of the Mortgaged Property, and to commence any action or proceeding to protect the interest of Lender therein;

               J. all right, title and interest of Borrower in the Management Agreement;

               K. any of the foregoing to the extent acquired from and after the date hereof; and

               L. all of Borrower's interest in and to all proceeds, including interest receivable thereon, of the voluntary or involuntary conversion of any of the foregoing, including proceeds of insurance and condemnation awards, into cash or liquidated claims.

          TO HAVE AND TO HOLD the above granted and described property, subject in all respects only to the Permitted Encumbrances, unto and to the proper use and benefit of Lender, its successors and assigns, WITH POWER OF SALE, forever, upon the terms and conditions set forth herein.

          The following actions of Lender shall not affect the liability of Borrower for payment and performance of the Secured Obligations, and shall not affect the lien hereof upon any portion of the Mortgaged Property not expressly released herefrom: if Lender shall, with or without notice (a) retain or obtain a security interest in any property to secure all or any portion of the Secured Obligations, (b) retain or obtain the primary or secondary liability of any party or parties with respect to all or any portion of the Secured Obligations,
(c) alter, exchange, extend, renew, modify, release or cancel for any period (whether or not longer than their original maturity) any terms, conditions, provisions or covenants contained in any or all of the Loan Documents, (d) release or compromise any liability of any party or parties primarily or secondarily liable on all or any portion of the Secured Obligations, (e) release its security interest, if any, in all or any portion of the Mortgaged Property and/or permit any substitution or exchange for any such portion of the Mortgaged Property, (f) resort to the Mortgaged Property conveyed by this Mortgage, or any portion thereof, for payment of the Secured Obligations, or any portion thereof, whether or not Lender shall have resorted to any other property otherwise securing the Secured Obligations, or to the extent permitted by law shall have proceeded against any other party primarily or secondarily liable on the Secured Obligations, and (g) apply all or any portion of the Mortgaged Property or direct the order or manner of sale thereof as Lender in its sole discretion chooses in accordance with the terms of this Mortgage.

          AND, to protect the security of this Mortgage, Borrower covenants and agrees with and represents and warrants to Lender, subject in all respects to the Permitted Encumbrances, as follows:


1.  CERTAIN DEFINITIONS.
    -------------------

          1.1. Capitalized terms, not otherwise defined in this Mortgage, shall have the respective meanings assigned thereto in the Loan Agreement.

          1.2. For all purposes of this Mortgage, except as otherwise expressly provided or unless the context otherwise requires:

               (a) The terms defined in this Article shall have the meanings assigned to them in this Article and shall include the plural as well as the singular.

               (b) All accounting terms not otherwise defined herein shall have the meanings assigned to them in accordance with generally accepted accounting principles in the United States of America, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States of America as of the date of such computation.

               (c) The word "including" shall be construed to be followed by the words "without limitation".

               (d) Captions are for the convenience of the reader and shall not be considered in interpreting this Mortgage or the intent of the parties hereto.

               (e) The words "herein", "hereof" and "hereunder" and other words of similar import shall refer to this Mortgage as a whole and not to any particular Article, Section or other subdivision.

               (f) The term "Mortgaged Property" shall be deemed to mean "Mortgaged Property or any portion thereof".

                    1.3. As used in this Mortgage the following terms have the following respective meanings:

               Borrower shall mean DS Hotel LLC, for the period during which the
               --------
     same shall own the Mortgaged Property, and following any conveyance of the Mortgaged Property which is permitted by the terms of this Mortgage, shall mean the transferee for the period during which each transferee shall own the Mortgaged Property.

               Borrower's Contest Right shall mean Borrower's right to contest
               ------------------------
     certain matters pursuant to Section 5.1(b)(ii) of the Loan Agreement, subject to all of the terms and conditions set forth in said Section.

               Equipment shall have the meaning stated in the Preliminary
               ---------
     Statement hereof.

               Improvements shall have the meaning stated in the Preliminary
               ------------
     Statement hereof.

               Land shall have the meaning stated in the Preliminary Statement
               ----
     hereof.

               Management Agreement shall mean that certain Management
               --------------------
     Agreement, dated as of November 25, 1997, between Borrower and Marriott Hotel Services, Inc., as it may be amended, modified, supplemented or replaced from time to time, providing for the management by Manager of the DSM Property and the Premises.

               Mortgage shall mean this Deed of Trust, Security Agreement,
               --------
     Assignment of Leases and Rents and Fixture Filing, as modified, amended or supplemented from time to time pursuant to the provisions hereof.

               Mortgaged Property shall have the meaning stated in the
               ------------------
     Preliminary Statement hereof.

               Personal Property shall have the meaning stated in Section 21.1.
               -----------------

               Premises shall mean the Land, Improvements and Equipment and all
               --------
     accessions and additions thereto and increases therein which constitute a part of the Land, Improvements and/or Equipment.

               Secured Obligations shall have the meaning stated in the
               -------------------
     Preliminary Statement hereof.

          2.  PAYMENT OF THE NOTE, ALL OTHER DEBT AMOUNTS.  Borrower will duly
              -------------------------------------------
pay all amounts owed under the Note and the other portions of the Debt, including all amounts due under this Mortgage and any other Loan Document, at the places, at the respective times and in the manner provided therein and herein (as applicable).

          3.  PERFORMANCE AND OBSERVANCE OF LOAN AGREEMENT COVENANTS.  Borrower
              ------------------------------------------------------
will duly perform, observe and comply with all of the affirmative and negative covenants, agreements and obligations to be performed, observed and complied with by Borrower, and all of the other terms and conditions applicable to Borrower, under the terms of the Loan Agreement and any other Loan Document, as if each such covenant, agreement, obligation, term and condition were expressly set forth herein in full. Without limiting the generality of the foregoing, Borrower will, or will cause the Manager to, perform each of the following: maintain the Premises, pay Taxes and Other Charges, obtain and maintain insurance, keep the Mortgaged Property free of Liens (other than Permitted Encumbrances), pay the utility charges for the Premises, perform alterations and repairs in respect of the Premises, cause the Premises to comply with all Legal Requirements, transfer (or refrain from transferring) the Mortgaged Property, fund the Tax and Insurance Reserve Account (in accordance with the Cash Management Procedures), and restore the Premises upon any Casualty or Condemnation, all to the extent required by, in accordance with and subject to all of the applicable terms and conditions of the Loan Agreement and the other Loan Documents.

          4.  MAINTENANCE OF VALIDITY AND RECORDING.
              -------------------------------------

          4.1. Borrower covenants that it will forthwith after the execution and delivery of this Mortgage and thereafter as necessary from time to time cause this Mortgage and the other Loan Documents and any continuation statement or similar instrument relating to the property intended under the express terms of this Mortgage or any other Loan Document to be granted, conveyed, transferred and assigned hereby or thereby to be filed, registered and recorded in such manner and in such places as may be required by law in order to publish notice of and fully to protect the validity thereof or the grant thereby of the property subject thereto and the interest and rights of Lender therein.
Borrower covenants that it has paid or will pay or cause to be paid all taxes and fees incident to such filing, registration and recording, and, subject to the limitations set forth in the Loan Agreement, all expenses incident to the preparation, execution and acknowledgment thereof, and of any instrument of further assurance, and all federal or state stamp taxes or other charges arising out of or in connection with the execution and delivery of such instruments.

          4.2. Borrower covenants that at all times it will itself preserve, warrant and defend Lender's title and right in and to the Mortgaged Property, subject to the Permitted Encumbrances and items then being contested in accordance with Borrower's Contest Right, against the claims of all Persons and will maintain and preserve such title and right so long as the Debt is outstanding.

          4.3. Borrower shall maintain the validity, perfection, priority and effectiveness of this Mortgage and the other Loan Documents. Unless otherwise permitted in this Mortgage and the other Loan Documents, Borrower will not take any action, will not permit action to be taken by others and will not omit to take any action, nor will Borrower give any notice, approval or consent or exercise, waive or modify any rights under or in respect of the Permitted Encumbrances, which action, omission, notice, approval, consent or exercise, waiver or modification of rights would release Borrower from, or reduce any of Borrower's obligations or liabilities under, or would result in the termination, surrender or assignment of, or the amendment or modification of, any of the Loan Documents, or would impair the validity of this Mortgage or any of the other Loan Documents, or would affect the Mortgaged Property in any way which would have a Material Adverse Effect, without Lender's consent, and any attempt to do any of the foregoing without such consent shall be of no force and effect.

          4.4. Borrower, at its expense, will execute, acknowledge and deliver all such instruments and take all such actions as Lender from time to time reasonably may request or as may be reasonably necessary or proper for the better assuring to Lender of the property and rights now or hereafter subject to the Lien hereof or intended under the express terms of this Mortgage so to be.

          5.  INTENTIONALLY OMITTED.
              ---------------------

          6.  NO CLAIMS AGAINST LENDER.  Nothing contained in this Mortgage or
              ------------------------
in any other Loan Document shall constitute any consent or request by Lender, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Mortgaged Property or any part thereof, nor as giving Borrower any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against Lender in respect thereof or any claim that any Lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to the interest of Lender under this Mortgage.

          7.  INDEMNIFICATION.  During the term of the Loan, Borrower will
              ---------------
protect, indemnify and save harmless Lender from and against: all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including all reasonable attorneys' fees and expenses) imposed upon or incurred by or asserted against Lender (unless based upon the bad faith, negligence or wilful misconduct of Lender) by reason of the occurrence or existence of any of the following (to the extent the insurance proceeds payable on account of the following and received by Lender shall be inadequate) prior to the payment in full of the Debt and the satisfaction of all conditions for the satisfaction and release or Defeasance of this Mortgage: (a) ownership or possession of Borrower's interest in the Mortgaged Property, or any interest therein, or receipt of any rent or other sum therefrom, (b) any accident, injury to or death of any persons or loss of or damage to property occurring on or about the Premises or any part thereof or the adjoining parking areas, sidewalks, curbs, vaults and vault space, if any, streets or ways, (c) any use, non-use or condition of the Mortgaged Property or any part thereof or the adjoining parking areas, sidewalks, curbs, streets or ways, including claims or penalties arising from violation of any Legal Requirement or Insurance Requirement, as well as any claim based on any patent or latent defect, whether or not discoverable by Lender, any claim the insurance as to which is inadequate, and any claim in respect of any adverse environmental impact or effect, (d) any failure on the part of Borrower to perform or comply with any of the terms of this Mortgage, any Lease, or any other Loan Document to which it is a party and any breach of any representation made by Borrower herein or in any other Loan Document, (e) any performance of any labor or services or the furnishing of any materials or other property in respect of the Mortgaged Property or any part thereof, (f) any bad faith, negligence or tortious act or omission on the part of Borrower or any of its agents, contractors, servants, employees, sublessees, licensees or invitees, (g) any contest undertaken by Borrower (even if the same is permitted by the terms of the Loan Documents), or (h) the presence at, on, or under the Premises or the migration from or release at, on, or from the Premises of any pollutant or Hazardous Substance (as defined in the Environmental Indemnity), in violation of any Legal Requirement. Lender shall give notice to Borrower of any claims, liabilities, obligations, damages, penalties, costs or causes of action for which Lender believes it is entitled to indemnification hereunder promptly upon its discovery of the action or event giving rise to such claim, but the failure of Lender to provide such notice shall neither cause the forfeiture of the right to receive indemnity hereunder nor limit such right except to the extent, if any, that Borrower is materially prejudiced by the failure of the Indemnified

Party (as defined in the Environmental Indemnity) to promptly give such notice. Any amounts due and payable under this Section to Lender that are not paid within ten (10) Business Days after written demand therefor by Lender, setting forth in reasonable detail the amount of such demand and the basis therefor, shall bear interest from the date of demand until paid at the Default Rate and shall be secured by this Mortgage. In case any action, suit or proceeding is brought against Lender by reason of any such occurrence, Borrower, upon the request of Lender, will (or at the option of Borrower, Borrower may) at Borrower's expense resist and defend such action, suit or proceeding or cause the same to be resisted and defended by counsel for the insurer of the liability or by counsel selected by Borrower (unless reasonably disapproved by Lender). So long as Borrower is resisting and defending such action, suit or proceeding as provided above in a prudent and commercially reasonable manner, Lender shall not be entitled to settle such action, suit or proceeding or claim the benefit of this Article with respect to such action, suit or proceeding (including the right to reimbursement of Lender's counsel fees and expenses), and Lender agrees that it will not settle any such action, suit or proceeding without the written consent of Borrower; provided if Borrower is not diligently defending such action, suit or proceeding in a prudent and commercially reasonable manner as provided above, Lender may settle such action, suit or proceeding subject only to the written consent of Borrower, which consent shall not be unreasonably withheld or delayed, and claim the benefit of this Article with respect to settlement of such action, suit or proceeding. As used in this Article, the term "Lender" shall be deemed to include both or either of the Lender and any Servicer, as applicable.

          8.  NO ENDORSEMENT.  Lender shall not become or be considered to be an
              --------------
endorser, co-maker or co-obligor on the Note or on any obligation of Borrower secured by this Mortgage.

          9.  BRUNDAGE; NO CREDIT FOR PAYMENT OF TAXES OR OTHER CHARGES.
              ---------------------------------------------------------

          9.1. Borrower shall pay any taxes imposed by any law of the United States or of the state or municipality where the Mortgaged Property is located, adopted after the date hereof, (i) changing in any way the laws for the taxation of mortgages or debts secured thereby for federal, state or local purposes, or the manner of collection of any such taxes, and (ii) imposing a tax, either directly or indirectly, on mortgages or debts secured thereby (other than a tax that may arise in connection with ownership or transfer of the Note or that is imposed upon the income of Lender).

        9.2. Borrower shall not be entitled to any credit against the principal, interest or other amounts, if any, payable on the Note or under any other Loan Document, and Borrower shall not be entitled to any credit against any other amounts which may become payable under the terms thereof or hereof, by reason of the payment of any Taxes or Other Charges on the Mortgaged Property or any part thereof or by reason of payment of any other amount required to be paid hereunder. No deduction shall be made or claimed from the taxable value of the Mortgaged Property or any part thereof by reason of this Mortgage.

        10.  COVENANTS REGARDING GROUND LEASE.
             --------------------------------

        Borrower covenants, warrants and agrees to and with Trustee and Beneficiary as follows with respect to the Ground Leasehold Estate:

        10.1 Borrower shall promptly notify Beneficiary in writing of the giving to or service upon Borrower by the Ground Lessor under the Ground Lease or any notice of default on the part of the terms, covenants and conditions to be kept, performed or observed by Borrower under the Ground Lease, and, provided Lender complies with the requirements of Section 7.1 of the Ground Lease, Borrower shall cause a copy of any notice furnished or delivered to Borrower by the Ground Lessor under the Ground Lease to be delivered forthwith to Beneficiary.

        10.2 (a) Borrower will not surrender the Ground Lease or the Ground Leasehold Estate or the interest of Borrower in or under the Ground Lease, nor shall the Ground Lease be terminated or canceled by Borrower, nor shall Borrower, without the prior written consent of Beneficiary being first had and obtained, modify, change, supplement, amend or alter the Ground Lease or consent to any of the foregoing, and Borrower hereby transfers and relinquishes unto Beneficiary all rights, privileges and prerogatives of Borrower to terminate, cancel, modify, change, supplement, amend or alter the Ground Lease, and any such termination, cancellation, modification, change, supplement, amendment or alteration of the Ground Lease made, suffered to be made, or consented to by Borrower without the prior written consent thereto on the part of Beneficiary being first had and obtained, shall be void and of no force or effect.

        (b) Beneficiary shall consent to the amendment of the Ground Lease if the same would not, in the reasonably exercised judgment of Beneficiary, have a Material Adverse Effect, and shall not unreasonably delay any consent Beneficiary is obligated to give under this sentence.

        10.3 Borrower shall exercise any, option to renew or extend the Ground Lease if, at the time such option becomes exercisable, any Secured Obligations have not been fully paid (or satisfied) and discharged and Borrower shall give written confirmation thereof to Beneficiary within ten (10) days after the date on which such option first becomes exercisable; and Borrower hereby irrevocably appoints Beneficiary as its attorney-in-fact, with power of substitution, to exercise such option on behalf of Borrower if Borrower is required under the foregoing provisions to exercise said option but for any reason fails or refused to exercise said option within a reasonable time prior to the expiration of Borrower's time to exercise the option.

        10.4 Borrower covenants and agrees that if at any time Borrower fails to comply fully or in a timely manner with any of the Borrower's obligations under the Ground Lease, and such failure threatens the value or existence of Beneficiary's security hereunder or Beneficiary is given the right to cure Borrower's defaults under the terms of the Ground Lease, Beneficiary may, without obligation to do so and without notice to or demand upon Borrower and without relieving Borrower from any obligation hereunder or removing or waiving any corresponding default hereunder, perform on behalf of Borrower any such obligations, and any and all costs and expenses (including without limitation reasonable attorneys' fees) incurred by Beneficiary in connection therewith shall be repayable by Borrower, with interest thereon at the Default Rate (as defined in the Loan Agreement), without demand and shall be secured hereby; provided that the foregoing shall not be construed to require Beneficiary to incur any expense or take any action with action with respect to Borrower's failure to comply with any of Borrower's obligations under the Ground Lease.

        10.5 Borrower hereby unconditionally assigns, transfers, and sets over to Beneficiary all of Borrower's claims and rights to any damages arising from any rejection of the Ground Lease by the Ground Lessor under the Ground Lease pursuant to the Bankruptcy Code (11 U.S.C. (S) 101 et seq. (the "Bankruptcy
                                                   -- ---        ----------
Code")). Beneficiary shall have the right to proceed in its own name or in the
----
name of Borrowerr with respect to any claim, suit, action, or proceeding relating to the rejection of the Ground Lease by the Ground Lessor, including, but not limited to, the right to file and prosecute on any case under the Bankruptcy Code, to the exclusion of Borrower, any proofs of claim, complaints, motions, applications, notices, or other documents; provided that the foregoing shall not be construed to require Beneficiary to incur an expense or take any action relating to the rejection of the Ground Lease by the Ground Lessor. This assignment constitutes a present, irrevocable, and unconditional assignment of the foregoing claims and rights, and shall continue in effect until all of the Secured Obligations have been satisfied and discharged in full. Any amounts received by Beneficiary as damages from the Ground Lessor's rejection of the Ground Lease shall be applied first to the payment of all costs and expenses (including, but not limited to, legal fees and disbursements) paid or incurred by Beneficiary in obtaining such damages and then to the payment of the Secured Obligations, in any order that Beneficiary chooses. Upon demand, Borrower shall pay to Beneficiary all of the foregoing costs and expenses not satisfied by the amounts received by Borrower as damages. Any such costs or expenses not paid by Borrower upon demand shall be added to the Secured Obligations, shall bear interest at the Default Rate, and shall be secured by the lien of this Mortgage.

        10.6 The lien of this Mortgage shall attach to all of Borrower's rights and remedies at any time arising under or pursuant to Section 365(h) of the Bankruptcy Code (11 U.S.C. (S) 365(h)), including, but not limited to, all of Borrower's rights to remain in possession of the Premises.

        10.7 Borrower shall not elect to treat the Ground Lease as terminated under Section 365(h)(1) of the Bankruptcy Code (11 U.S.C. (S) 365(h)(1)) without Beneficiary's prior written consent. Any such election without Beneficiary's prior written consent shall be void and of no force or effect.

        10.8  If, pursuant to Section 365(h)(2) of the Bankruptcy Code
(11 U.S.C. (S) 365(h)(2)), Borrower seeks to offset against the rent reserved in the Ground Lease the amount of any damages caused by the non-performance by the Ground Lessor under the Ground Lease of any of such Ground Lessor's obligations under the Ground Lease after the rejection by such Ground Lessor of the Ground Lease pursuant to the Bankruptcy Code, Borrower, prior to making such offset, shall notify Beneficiary of Borrower's intent to do so, setting forth the amounts proposed to be offset and the basis for such offset. Beneficiary shall have the right to object to all or any part of such offset, and, in the event of such objection, Borrower shall not offset any of the amounts objected to by Beneficiary. If Beneficiary has failed to object to Borrower's proposed offset within ten (10) days after notice from Borrower in accordance with the first sentence of this paragraph, Borrower may proceed to offset all or any part of the amounts set forth in Borrower's notice. Neither Beneficiary's failure to object to Borrower's proposed offset, nor any objection or other communication between Beneficiary and Borrower relating to such offset shall constitute an approval of any such offset by Beneficiary. Borrower shall defend and hereby indemnifies and holds Beneficiary harmless from and against any and all claims, demands, actions, suits, proceedings, damages, losses, costs, and expenses of every nature whatsoever

(including, but not limited to, reasonable legal fees and disbursements) arising from or relating to any offset by Borrower against the rent reserved in the Ground Lease.

        10.9 In the event any action, proceeding, motion, or notice shall be commenced or filed with respect to the Ground Leasehold Estate secured hereby in connection with any case under the Bankruptcy Code, Beneficiary shall have the option, to participate in (and, during the continuance of any Event of Default, to the exclusion of Borrower), exercisable upon notice from Beneficiary to Borrower, to conduct and control any such litigation with counsel of Beneficiary's choice. Beneficiary may proceed in its own name or in the name of Borrower in connection with any such litigation, and Borrower shall execute any and all powers, authorizations, consents, and other documents required by Beneficiary in connection therewith. Upon demand, Borrower shall pay to Beneficiary all costs and expenses (including, but not limited to, reasonable legal fees and disbursements) paid or incurred by Beneficiary in connection with the prosecution or conduct of any such litigation. Any such costs or expenses not paid by Borrower upon demand shall be added to the Secured Obligations, shall bear interest at the Default Rate, and shall be secured by the lien of this Mortgage. Borrower shall not commence any action, suit, proceeding, or case, or file any application or make any motion, with respect to the Ground Lease in any such case under the Bankruptcy Code without the prior written consent of Beneficiary.

        10.10 Borrower promptly shall notify Beneficiary of any information Borrower receives about any filing by or against the Ground Lessor under the Ground Lease of a petition under the Bankruptcy Code. Borrower shall provide all information available to Borrower as of the date of such filing, including, but not limited to, the court in which such petition was filed and the relief sought therein. Borrower promptly shall deliver to Beneficiary copies of any and all notices, summons, pleadings, applications, and other documents received by Borrower in connection with any such petition and any proceedings relating to such petition.

        10.11 In the event there is filed by or against Borrower a petition under the Bankruptcy Code, and Borrower, as lessee under the Ground Lease, shall determine to reject the Ground Lease pursuant to Section 365(a) of the Bankruptcy Code (11 U.S.C. (S) 365(a)), Borrower shall give Beneficiary not less than ten (10) days' prior notice of the date on which Borrower shall apply to the bankruptcy court for authority to reject the Ground Lease. Beneficiary shall have the right, but not the obligation, to serve upon Borrower within such ten-day period of notice stating that (i) Beneficiary demands that Borrower assume and assign the Ground Lease to Beneficiary pursuant to Section 365 of the Bankruptcy Code, and (ii) Beneficiary covenants to cure or provide adequate assurances of future performance under the Ground Lease. If Beneficiary serves upon Borrower the notice described in the preceding sentence of this paragraph, Borrower shall not seek authorization to reject the Ground Lease and shall comply with the demand provided for in clause (i) of the preceding sentence within thirty (30) days after the notice shall have been served upon Borrower, subject to the performance by Beneficiary of the covenant provided for in clause (b) of the preceding sentence. Effective upon the entry of an order for relief with respect to Borrower under the Bankruptcy Code, Borrower hereby assigns and transfers to Beneficiary a non-exclusive right to apply to the bankruptcy court for an order extending the period during which the Ground Lease may be rejected or assumed.

        11.  FORECLOSURE.
             -----------

        11.1.  Foreclosure.
               -----------

     (a) Except as provided in the Loan Agreement, if any Event of Default shall have occurred, Trustee or Lender may at any time proceed, at law or in equity or otherwise, to enforce the payment of the Note in accordance with the terms thereof and, if the Note has been declared due and payable:

        (i) to institute an action to foreclose its interest under the Lien of this Mortgage against the Mortgaged Property by judicial foreclosure sale or strict foreclosure in a proceeding and to have the same sold under the judgment or decree of a court of competent jurisdiction or proceed to take any of such actions;

        (ii) to take such other action at law or in equity or otherwise for the enforcement of this Mortgage and the realization, upon obtaining a judgment for foreclosure, on the security or any other security herein or elsewhere provided for, in such manner and at such times as the law may allow, and may proceed therein to the extent permitted, and subject to the limitations imposed, by law to final judgment and execution for the entire unpaid balance of the Debt, together with all other sums payable by Borrower in accordance with the provisions of the Note, this Mortgage and the other Loan Documents, and all sums which may have been advanced by Lender for Taxes and Other Charges, ground rents under the Ground Lease, water or sewer rents, charges or claims, payment on prior liens, insurance or repairs to the Mortgaged Property, all costs of suit, together with interest thereon at such interest rate as may be awarded in any judgment obtained by Lender, as the case may be, from and after the date of any foreclosure sale until actual payment is made to Lender of the full amount due Lender, and reasonable attorneys' fees through and including all appellate levels; and/or

        (iii) to sell, assign, transfer and deliver the whole or, from time to time, any part of the Mortgaged Property, or any interest in any part thereof, at any private sale or at public auction permitted by law, with such demand, advertisement or notice as required by law, and on such other terms as required or permitted by law.

     (b) Should Lender elect to foreclose by exercise of the power of sale herein contained, Lender shall notify Trustee and shall deposit with Trustee this Mortgage and such receipts and evidence of expenditures made and secured hereby as Trustee may require.

        (i) Upon receipt of such notice from Lender, Trustee shall cause to be recorded, mailed or delivered to Borrower such notice of default and election to sell as is then required by law and by this Mortgage. Trustee shall, without demand on Borrower, after lapse of such time as may then be required by law and after recordation of such notice of default and after notice of such sale has been given as required by law, sell the Mortgaged Property at time and place of sale fixed by it in said notice of sale, either as a whole, or in separate lots or parcels or items as Trustee shall deem expedient, and in such order as it may determine, at public auction, to the highest bidder for cash in lawful money of the United States payable at the time of sale. Trustee shall deliver to such purchaser or purchasers thereof its good and sufficient deed or deeds conveying the property so sold, but without any covenant or warranty, expressed or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including, without limitation, Borrower, Trustee or Lender, may purchase at such sale and Borrower hereby covenants to warrant and defend the title of such purchaser or purchasers. If allowed by law, Lender, if it is the purchaser, may credit bid the outstanding amount of the indebtedness secured hereby toward payment of the purchase price. Borrower hereby expressly waives and right of redemption after sale that Borrower may have at the time of sale or that may apply to the sale.

        (ii) After deducting all costs, fees and expenses of Trustee and of this Mortgage, including costs of evidence of title in connection with sale and reasonable Trustee's and reasonable attorneys' fees for conducting the sale,

     Trustee shall apply the proceeds of sale or payment of all sums expended under the terms hereof and not then repaid (with accrued interest thereon at the Default Rate), and to all other sums then secured hereby in accordance herewith, and the remainder, if any, to the person or persons legally entitled thereto.

        (iii) Trustee may postpone sale of all or any portion of the Mortgaged Property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement or by subsequently noticed sale, and without further notice make such sale at the time fixed by the last postponement; or Trustee may, in its discretion, give a new notice of sale. Lender may rescind and such notice of default at any time before Trustee=s sale by executing a notice of rescission and recording the same. The recordation of such notice shall constitute a cancellation of any prior declaration of default and demand for sale and of any acceleration of maturity of the indebtedness secured hereby effected by any prior declaration or notice of default. The exercise by Lender of the right of rescission shall not constitute a waiver of any default and demand for sale, or notice of default and election to cause the said real estate to be sold, nor otherwise affect any of the Loan Documents or this Mortgage, or any of the rights, obligations or remedies of Lender or Trustee hereunder.

Before taking title to or possession of all or any portion of the Mortgaged Property, Lender may order the performance of environmental assessments of the Mortgaged Property by qualified professionals, the cost of which shall borne by Borrower and secured hereby.

        11.2.  Borrower's Waivers.  It shall not be necessary for Trustee or
               ------------------
Lender to have actual or constructive possession of any part of the Mortgaged Property in order to pass the title to and the right of possession of the Mortgaged Property in connection with a foreclosure, and the title to and the right of possession of the Mortgaged Property shall pass to the purchaser or purchasers thereof at any foreclosure sale hereunder as fully as if the same actually had been present and delivered. To the fullest extent allowed by applicable law, upon foreclosure of this Mortgage, whether by power of sale or any other nonjudicial or judicial foreclosure process, Borrower or any person claiming any part of the Mortgaged Property by, through or under Borrower shall not be entitled to direct the order of sale or to a marshalling of assets or a sale in inverse order of alienation. The recitals and statements of fact contained in any notice or in any conveyance to the purchaser or purchasers at any sale hereunder shall be prima facie evidence of the truth of such facts, and all prerequisites and requirements necessary to the validity of any such sale shall be presumed to have been performed. In the event of a foreclosure sale, to the extent that Borrower is in possession of the Mortgaged Property, Borrower shall be deemed a tenant at will of the purchaser at such judicial foreclosure sale and shall be liable for a reasonable rental for the use of the Mortgaged Property; and if Borrower refuses to surrender possession of the Mortgaged Property upon demand, the purchaser shall be entitled to institute and maintain the statutory action of forcible entry and detainer and procure a writ of possession thereunder, and Borrower expressly waives all damages sustained by reason thereof and Borrower agrees to pay to the purchaser the reasonable costs and expenses (including all reasonable attorneys' fees and expenses) of such action and writ.

        11.3.  Recovery of Advances.  Subject to the terms of Section 13.24
               --------------------
of the Loan Agreement, to the extent permitted by law, Lender shall have the right, from time to time, to bring an appropriate action to recover any sums required to be paid by Borrower under the terms of this Mortgage and/or the Note as they become due, without regard to whether the principal indebtedness evidenced by the Note or any other sums secured by this Mortgage shall be due, and, subject to the limitations imposed by law, without prejudice to the right of Lender thereafter to bring an action of foreclosure, or any other action, for any default by Borrower existing at the time the earlier action was commenced.

        11.4.  Sale.  Upon the completion of any sale or sales of all or any
               ----
portion of the Mortgaged Property by virtue of this Article, Trustee, Lender or any officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers, good and sufficient instrument or instruments conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold. In such event, each of Trustee and Lender is hereby irrevocably appointed the true and lawful attorney of Borrower, in its name and stead, to make all the necessary conveyances, assignments, transfers and deliveries of any part of the Mortgaged Property and rights so sold, and for that purpose Trustee or Lender may execute all necessary instruments of conveyance, assignment and transfer and may substitute one or more Persons with like power, Borrower hereby ratifying and confirming all that Trustee or Lender, Borrower's said attorney or such substitute or substitutes shall lawfully do by virtue hereof. Nevertheless, Borrower shall, if so requested by Trustee or Lender, ratify and confirm any such sale or sales by executing and delivering to Trustee, Lender or to such purchaser or purchasers all such instruments as may be advisable, in the judgment of Trustee or Lender, for the purpose and as may be designated in such request. To the extent permitted by law, any such sale or sales shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Borrower in and to the properties, interests and rights so sold, and shall be a perpetual bar both at law and in equity against Borrower and against any and all Persons claiming or who may claim the same, or any part thereof from, through or under Borrower.

        11.5.  Several Parcels.  To the extent permitted by law, if any Event
               ---------------
of Default shall have occurred and the Note shall have been declared due and payable, Trustee or Lender shall have the right to sell all or any portion of the Mortgaged Property, and the right of sale hereunder shall not be exhausted by one or more sales, but to the extent permitted by law successive sales may be had until all of the Mortgaged Property has been legally sold. To the extent permitted by law, in the event any sale hereunder is not completed or is defective in the opinion of Trustee or Lender, such sale shall not exhaust the power of sale hereunder, and Lender shall have the right to cause a subsequent sale or sales.

        11.6.  Lender Authorized to Execute Instruments.  Borrower irrevocably
               ----------------------------------------
appoints (which appointment is coupled with an interest) each of Trustee and Lender the true and lawful attorney-in-fact of Borrower, in its name and stead and on its behalf, for the purpose of effectuating any sale, assignment, transfer or delivery for the enforcement of this Mortgage after the occurrence and during the continuance of an Event of Default hereunder, to execute and deliver all such deeds, assignments, bills of sale and other instruments (without recourse, warranty or representation of any kind) as Trustee or Lender may consider necessary or appropriate, with full power of substitution, Borrower hereby ratifying and confirming all that such attorney or any substitutes thereof shall lawfully do by virtue hereof. Nevertheless, if so requested by Trustee, Lender or any purchaser, Borrower shall ratify and confirm any such sale, assignment, transfer or delivery by executing and delivering to Trustee, Lender or such purchaser, respectively, all deeds, assignments, bills of sale, releases and other proper instruments (which in each case shall be without recourse to or representation or warranty by Borrower) to effect such ratification and confirmation as may be designated in any such request.

        11.7.  Purchase of Mortgaged Property by Lender.  Lender or any
               ----------------------------------------
nominee of Lender may be a purchaser of the Mortgaged Property or of any interest therein at any sale thereof, and may apply to the purchase price all or any part of the Debt secured hereby in lieu of payment in cash of the amount of such Debt applied. Any such purchaser shall, upon any such purchase, acquire good title to the property so purchased, free of the Lien of this Mortgage and, to the extent permitted by law, free of all rights of redemption in Borrower.

        11.8. Receipt a Sufficient Discharge to Purchaser.  Upon any sale of
              -------------------------------------------
the Mortgaged Property after the Note becomes due and payable, whether at maturity, by declaration of acceleration or by automatic acceleration after an Event of Default or otherwise, the receipt of Lender or Trustee, or the receipt of the officer making the sale under judicial proceedings shall, to the full extent legally permitted, be sufficient discharge to the purchaser for the purchase money, and such purchaser shall not be obligated to see to the application thereof.

        11.9. Waiver of Marshalling, Appraisement, Valuation.  To the extent
              ----------------------------------------------
permitted by law, Borrower hereby waives all rights, legal and equitable, it may now or hereafter have to require marshalling of assets, or to require upon foreclosure, sales of assets in a particular order. Each successor and assign of Borrower, including a holder of a Lien subordinate to the Lien created hereby (without implying that Borrower has, except as may be expressly provided herein, a right to grant an interest in, or a subordinate Lien on, the Mortgaged Property or any part thereof), by acceptance of its interest or Lien agrees that it shall be bound by the above waiver, as if it gave the waiver itself.

        11.10. Sale Shall be a Bar Against Borrower.  To the extent permitted
               ------------------------------------
by law, the sale of all or any portion of the Mortgaged Property in connection with the exercise of remedies under this Mortgage after the Note becomes due and payable, whether at maturity, by declaration of acceleration or by automatic acceleration after an Event of Default or otherwise, shall, to the full extent legally permitted, forever be a perpetual bar against Borrower's asserting any claim to title to such portion of the Mortgaged Property so sold.

        11.11. Application of Sale Proceeds.  After deducting all
               ----------------------------
costs, fees and expenses of Trustee and of this Mortgage, including costs of evidence of title in connection with sale, the remaining proceeds of any sale made under or by virtue of this Section 11, together with any other sums which then may be held by Trustee or Lender under this Mortgage, whether under the provisions of this section or otherwise, shall be applied by Trustee in the following priority, to payment of: (x) first, all sums expended under the terms hereof, not then repaid, with accrued interest at the rate specified in the Loan Documents; (y) second, all other sums then secured hereby; and (z) the remainder, if any, to the person or persons legally entitled thereto.


        12. APPOINTMENT OF RECEIVER. If an Event of Default shall have occurred
            -----------------------
and be continuing, Lender shall, to the fullest extent permitted by law, as a matter of right, be entitled to the appointment of a receiver for all or any part of the Mortgaged Property, whether such receivership be incidental to a proposed sale of the Mortgaged Property or otherwise, and Borrower hereby consents to the appointment of such a receiver and will not oppose any such appointment.

        13. POSSESSION, MANAGEMENT AND INCOME UPON DEFAULT.
            ----------------------------------------------

        13.1. To the extent permitted in the Loan Agreement, if an Event of Default shall have occurred and be continuing, Lender, with such notice, if any, to Borrower as required by law or as Lender considers appropriate in the circumstances, and subject to the rights of Tenants and the Manager under the Management Agreement, as amended by the Consent of Manager, and the provisions of applicable law, may immediately enter upon and take possession of the Premises by self-help, summary proceedings, ejectment or otherwise, and may remove Borrower and all other Persons and any and all property therefrom, and may hold, operate and manage the same and receive all earnings, income, rents, issues and proceeds accruing with respect thereto. Lender shall be under no liability for or by reason of any such taking of possession, entry, removal or holding, operation or management, except (i) for its gross negligence, bad faith or willful misconduct or (ii) to the extent required by applicable law, and except that any amounts so received by Lender shall be applied as set forth in the Note.

        13.2. At the request of Lender, Borrower shall promptly execute and deliver to Lender such deeds, instruments of assignment and other documents as Lender may reasonably deem necessary or advisable to enable Lender or any agent or representative designated by Lender, at such time or times and place or places as Lender may reasonably specify, to obtain possession of all or any portion or portions of the Mortgaged Property to which Lender shall at the time be entitled hereunder, subject to the rights of Tenants and Manager under the Management Agreement, as amended by the Consent of Manager. If Borrower shall fail for any reason to execute and deliver such instrument or document after such request by Lender, Lender, to the fullest extent permitted by law, may (i) obtain a judgment conferring on Lender the right to immediate possession and requiring Borrower to execute and deliver such instruments and documents to Lender, which entry of judgment Borrower, to the extent it may lawfully do so, hereby specifically consents and (ii) pursue the Mortgaged Property wherever it may be found and to the extent lawfully permitted, take possession of and remove the same, subject to the rights of Tenants.

        13.3. Upon every taking of possession pursuant to this Article, Lender may (but shall have no obligation to), from time to time, at the expense of Borrower and such expenses to constitute additional indebtedness secured by the affected Mortgaged Property, make all such expenditures for maintenance, insurance, repairs, replacements, alterations, additions and improvements to and of the Premises, as it may reasonably deem proper. In such case, subject to the rights of Manager under the Management Agreement, as amended by the Consent of Manager, Lender, to the fullest extent permitted by law, shall have the right to manage, control, use, operate, store, lease or otherwise deal with the Mortgaged Property and to carry on the business and exercise all the rights and powers of Borrower relating thereto, as Lender shall deem best, including the right to enter into any and all such agreements with respect to the management, cleaning, control, use, operation, storage, leasing of or otherwise dealing with the Mortgaged Property, or any part thereof, as Lender may determine; and, to the fullest extent permitted by law, Lender shall be entitled to collect and receive all tolls, rents, revenues, issues, income, products and profits of the Mortgaged Property and every part thereof. Such tolls, rents, revenues, issues, income, products and profits may be applied to pay the expenses of the management, control, use, operation, storage, leasing of or otherwise dealing with the Premises and of conducting the business thereof, and of all maintenance, repairs, replacements, alterations, additions and improvements, and to make all payments which Lender may be required or may elect to make, if any, for Taxes, Other Charges, assessments, insurance or other proper charges upon the Mortgaged Property or any part thereof (including the employment of engineers and accountants to examine, inspect and make reports), and all other payments which Lender may be required or authorized to make under any provision of this Mortgage.

        14. RIGHT OF LENDER TO PERFORM BORROWER'S COVENANTS. Upon the occurrence
            -----------------------------------------------
of and during the continuance of an Event of Default, but without waiving or releasing any obligation, Default or Event of Default, Lender may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of Borrower, and, to the extent permitted by applicable law, may enter upon the Premises for such purpose and take all such action thereon as, in the judgment of Lender, may be reasonably necessary or appropriate therefor, subject to the rights of Tenants and the Manager under the Management Agreement, as amended by the Consent of Manager. All sums properly paid by Lender and all reasonable costs and expenses (including all reasonable attorneys' fees and expenses) so incurred, together with interest thereon at the Default Rate from the date of payment by Lender until paid, shall constitute additional indebtedness secured by this Mortgage and shall be paid by Borrower to Lender upon demand therefor.

        15. WAIVER OF LIEN. In accordance with California Code of Civil
            --------------
Procedure Section 726.5, Lender may waive its lien against the Property or any portion thereof, together with fixtures or personal property thereon, to the extent such property is found to be environmentally impaired, and may exercise any and all rights and remedies of an unsecured creditor against Borrower and all of Borrower's assets and property for the recovery of any deficiency, including, without limitation, seeking an attachment order under California Code of Civil Procedure Section 483.010. No such waiver shall be final or binding on Lender unless and until a final money judgment is obtained against Borrower. As between Lender and Borrower, for purposes of California Code of Civil Procedure
Section 726.5, Borrower shall have the burden of proving that the release or threatened release was not knowingly or negligently caused or contributed to, or knowingly or willfully permitted or acquiesced to by Borrower or any related party (or any affiliate or agent of Borrower or any related party) and that Borrower made written disclosure of the release to Lender or that Lender otherwise obtained actual knowledge thereof prior to the making of the loan evidenced by the Note. Notwithstanding anything to the contrary contained in this Mortgage or the other Loan Documents, Borrower shall be fully and personally liable for all judgments and awards entered against Borrower pursuant to California Code of Civil Procedure Section 726.5 and such liability shall be an exception to any nonrecourse or exculpatory provision in this Mortgage or the other Loan Document and shall not be limited to the original principal amount of the obligations secured by this Mortgage. Borrower's obligations hereunder shall survive the foreclosure, deed in lieu of foreclosure, release, reconveyance or any other transfer of the Property or this Mortgage. For the purpose of any action brought under this Section, Borrower hereby waives the defense of laches and any applicable statute of limitations. For purposes of California Code of Civil Procedure Section 726.5, the acts, knowledge and notice of each "726.5 Party" shall be attributed to and be deemed to have been performed by the party or parties then obligated on and liable for payment of the Note. As used herein, "726.5 Party" shall mean Borrowerr, any successor owner to Borrower of all or any portion of the Mortgaged Property, any related party of Borrower or any such successor and any affiliate or agent of Borrower, any such successor or any such related party.

        16. APPLICABLE LAW. This Mortgage shall be governed by the substantive
            --------------
laws of the State of California. The preceding sentence shall in no way govern or otherwise affect those provisions of the Loan Documents that are incorporated in this Mortgage by reference (which provisions shall be governed by the substantive laws governing the respective Loan Documents in which such provisions appear).

        17. NO WAIVER. No failure by Lender to insist upon the strict
            ---------
performance of any term hereof or to exercise any right, power or remedy consequent upon a breach thereof shall constitute a waiver of any such term or of any such breach. No waiver of any breach shall affect or alter this Mortgage, which shall continue in full force and effect, or shall affect or alter the rights of Lender with respect to any other then-existing or subsequent breach. Neither Borrower nor any other Person now or hereafter obligated for payment of all or any part of the sums now or hereafter secured by this Mortgage shall be relieved of such obligation by reason of the failure of Lender to comply with any request of Borrower or of any other Person so obligated, to take action to foreclose on this Mortgage or otherwise to enforce any provisions of this Mortgage or the Note or by reason of the release, regardless of consideration, of all or any part of the security held for the Debt secured by this Mortgage, or by reason of any agreement or stipulation between any subsequent owner of any of the Mortgaged Property and Lender extending the time of payment or modifying the terms of this Mortgage or the Note without first having obtained the consent of Borrower or such other persons; and in the latter event Borrower and all such other persons shall continue to be liable to make payments according to the terms of any such extension or modification agreement, unless expressly released and discharged in writing by Lender.

        18. EXCULPATION. NOTWITHSTANDING ANYTHING HEREIN THAT MAY BE CONSTRUED
            -----------
TO THE CONTRARY, THE TERMS OF SECTION 13.24 OF THE LOAN AGREEMENT (RELATING TO EXCULPATION) ARE INCORPORATED HEREIN BY REFERENCE AS IF FULLY SET FORTH HEREIN. NO NEGATIVE INFERENCE REGARDING THE APPLICATION OF SAID SECTION 13.24 TO ALL OF THE TERMS OF THIS MORTGAGE IS TO BE DRAWN BY THE REFERENCE TO SAID SECTION 13.24 IN ONLY CERTAIN PROVISIONS HEREOF.

        19. ADDITIONAL SECURITY. Without notice to or consent of Borrower and
            -------------------
without impairment of the Lien and rights created by this Mortgage, Lender may accept (but Borrower shall not be obligated to furnish unless otherwise required under the Loan Documents) from Borrower or from any other Person or Persons, additional security for the Note.

        20. RELEASE. The provisions of Section 2.4 of the Loan Agreement shall
            -------
apply with respect to the discharge and satisfaction of this Mortgage.

        21.  SECURITY AGREEMENT, ETC.
             ------------------------

        21.1. Grant of Security. This Mortgage is a security agreement within
              -----------------
the meaning of the Uniform Commercial Code of the state where the Premises is located with respect to all personal property now or hereafter located at the Premises and owned by Borrower as to which the creation and perfection of a security interest are subject to such Uniform Commercial Code (the "Personal
                                                                    --------
Property"), and is also a mortgage as to those portions of the Mortgaged
--------
Property that are classified as real property. Borrower hereby grants to Lender a security interest in and to the Personal Property to secure the payment of the Note. Any completely executed counterpart of this instrument may be filed as a mortgage on real property or fixtures, as a security agreement or financing statement on personal property or as both. The address of Borrower, as debtor, and the address of Lender, as secured party, are shown on page 1 of this Mortgage.

        21.2.  Financing Statements.  Borrower shall cause all financing and
               --------------------
continuation statements and other instruments with respect to the Personal Property at all times to be kept recorded, filed or registered in such manner and in such places as may be required by law fully to evidence, perfect and secure the interests of Lender in the Personal Property, and shall pay all filing fees in connection therewith. Borrower hereby appoints Lender as its attorney-in-fact to perform the obligations of Borrower under this Section, at the expense of Borrower, in the event it fails to do so.

        21.3.  Multiple Remedies.  If an Event of Default shall have occurred
               -----------------
and be continuing, Lender shall have the option of proceeding, to the extent permitted under applicable law, as to both real and personal property in accordance with its rights and remedies in respect of the real property as an alternative to proceeding in accordance with the provisions of the Uniform Commercial Code; and Lender may exercise any and all of the other rights of a secured party under such Uniform Commercial Code.

        21.4.  Waiver of Rights.  To the extent permitted under the Loan
               ----------------
Agreement and applicable law, Borrower waives all rights of redemption after foreclosure and all other rights and remedies of a debtor thereunder and all formalities prescribed by law relative to the sale or disposition of the Personal Property after the occurrence and during the continuance of an Event of Default hereunder and all other rights and remedies of Borrower with respect thereto. In exercising its right to take possession of the Personal Property upon the occurrence and during the continuance of an Event of Default hereunder, Lender, personally or by its agents or attorneys, and subject to the rights of any Tenant or Manager under the Management Agreement, as amended by the Consent of Manager, may, to the extent permitted by law, enter upon any part of the Premises without being guilty of trespass or any wrongdoing, and without liability for damages thereby occasioned, except damages arising from Lender's negligence or willful misconduct. To the extent any notice of sale or other disposition of the Personal Property is required and cannot be waived, in the event Lender elects to proceed with respect to the Personal Property separately from the real property, Lender shall give at least ten (10) Business Days' notice to Borrower of the sale of the Personal Property, which shall for all purposes be deemed to be commercially reasonable. All recitals in any instrument of assignment or any other instrument executed by Lender incident to any sale, transfer, assignment, lease or other disposition or utilization of the Personal Property or any part thereof after the occurrence of an Event of Default shall be full proof of the matter stated therein and no other proof shall be required to establish full legal propriety of the sale or other action taken by Lender or of any fact or condition incident thereto, all of which shall be deemed conclusively to have been performed or to have occurred.

        21.5.  Expenses of Disposition of Personal Property.  Borrower shall
               --------------------------------------------
reimburse Lender, within ten (10) days after demand, for all reasonable expenses of retaking, holding, preparing for sale, lease or other use or disposition, selling, leasing or otherwise using or disposing of the Personal Property in accordance with the terms of the Loan Documents which are incurred by Lender, including all reasonable attorneys' fees and expenses, and all such expenses shall be added to Borrower's obligations to Lender and shall be secured hereby.

        22.  FINANCING STATEMENT.  This Mortgage shall be deemed to be and may
             -------------------
be enforced from time to time as a mortgage, chattel mortgage, assignment, contract, security agreement, financing statement, or Lien on machinery or other Equipment situated on the Premises, and from time to time as any one or more thereof, and shall constitute a "fixture filing" for the purposes of Article 9 of the Uniform Commercial Code as enacted in the State where the Premises is located.

        23.  EXPENSES OF LENDER.
             ------------------

        23.1. If any action, suit or other proceeding affecting the Mortgaged Property or any part thereof shall be commenced in which action, suit or proceeding

Lender is made a party or participates or in which the right to use the Mortgaged Property or any part thereof is threatened, or in which it becomes necessary in the reasonable judgment of Lender to defend or uphold the interest of Lender under this Mortgage (including any action, suit or proceeding to establish or uphold the compliance of the Improvements with any Legal Requirement), then all reasonable out-of-pocket amounts reasonably paid or incurred by Lender for the expense of any such action, suit or other proceeding or to protect its rights therein (whether or not Lender is made or becomes a party thereto) or otherwise to enforce or defend the rights and lien created by this Mortgage (including all reasonable attorneys' fees and expenses), shall be paid by Borrower upon demand and, if not paid within ten (10) days of the giving of such demand, shall bear interest at the Default Rate from the date of the payment or incurring thereof, and any such amount and the interest thereon shall be a Lien on the Mortgaged Property, prior to any right, or right to, interest in, or claim upon the Mortgaged Property attaching or accruing subsequent to or otherwise subordinate to the Lien of this Mortgage, and the same shall be deemed to be indebtedness secured hereby.

        23.2. In the event this Mortgage or the Note is placed in the hands of counsel for collection of any amount payable hereunder or thereunder or for the enforcement of any of the provisions hereof or thereof and if an Event of Default shall have occurred and shall then be continuing, Borrower agrees to pay all reasonable costs associated therewith incurred by Lender, either with or without the institution of an action, suit or other proceeding, in addition to all reasonable costs, disbursements and allowances provided by law, all such costs to be paid upon demand, together with interest thereon at the Default Rate from the date of notice or incurring thereof, and the same shall be deemed to be part of the indebtedness secured hereby.

        24. MISCELLANEOUS. This Mortgage may be discharged or terminated only by
            -------------
an instrument in writing signed by the party against which enforcement of such discharge or termination is sought. This Mortgage shall be binding upon each of Borrower and Lender and their respective successors and permitted assigns and all Persons claiming under or through Borrower and Lender or any such successors or permitted assigns, and shall inure to the benefit of and be enforceable by Borrower and Lender and their respective successors and permitted assigns. This Mortgage may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

        25. NON-MERGER. It is the intention and agreement of Borrower and Lender
            ----------
there shall be no merger of this Mortgage and any estate in the Premises, by reason of the fact that the same Person may own or hold the Premises, and/or this Mortgage. Borrower further agrees that so long as any of the indebtedness secured by this Mortgage shall remain unpaid, then, unless a contrary intent is manifested by the Lender as evidenced by an express statement to that effect in an appropriate document duly recorded, the fee title and the leasehold estate in the Ground Leasehold Estate shall not merge but shall always be kept separate and distinct notwithstanding the union of said estates either in the Borrower or the Ground Lessee, or in a third party, by purchase or otherwise; and Borrower further covenants and agrees, that in case it shall acquire the fee title, or any other estate, title or interest in the Ground Leasehold Estate, this Mortgage shall attach to and cover and be a first lien upon such fee title or other estate so acquired, and such fee title or other estate so acquired by the Borrower shall be considered as mortgaged, assigned or conveyed to the Lender and the lien hereof spread to cover such estate with the same force and effect as though specifically herein mortgaged, assigned or conveyed and spread. The provisions of the immediately preceding sentence of this paragraph shall not apply in the event the Lender acquires the fee of the Ground Leasehold Estate except if the Lender shall so elect.

        26.  ASSIGNMENT OF RENTS AND BORROWER'S INTEREST IN LEASES.
             -----------------------------------------------------

        26.1. During the term hereof, Borrower hereby pledges, grants, sells, assigns, conveys, delivers, transfers and sets over to Lender, to the extent permitted by law and subject to the terms and conditions hereof, all of Borrower's right, title and interest, now or hereafter acquired, in and to any and all existing Leases and any Leases that may hereafter be entered into by Borrower, and any modifications, renewals, extensions or replacements thereof, and any guaranties of the Tenant's obligations under any Lease (each such guaranty, a "Guaranty" and collectively, "Guaranties") and all right, title and
             --------                     ----------
interest of Borrower thereunder, including all claim, right and demand to receive, collect and retain all rents and all other amounts due thereunder and under any modifications, renewals or extensions thereof, including:

        (a) the immediate and continuing right to receive and collect all amounts payable by all Tenants, subtenants or other parties pursuant to the Leases, and Guaranties, including (A) all rents (including all amounts payable to Borrower on account of maintenance, repairs, taxes, insurance and common area charges or similar charges), income, revenues, issues, profits, insurance proceeds, condemnation awards and other payments, tenders and security payable to or receivable by Borrower under the Leases and the , (B) all damages or other amounts payable in the event of any disposition, expiration or termination of any Lease pursuant to the terms thereof, by operation of law or otherwise, (C) any indemnification against, or reimbursement for, sums paid and costs and expenses incurred by Borrower under any Lease or otherwise,
     (D) any award in the event of the bankruptcy of any Tenant or guarantor of a Lease and (E) any security deposits, other security instruments, other deposits or prepayments with respect to any such Lease;

        (b) all claims, rights, powers, privileges and remedies of Borrower, whether provided for in any Lease, or Guaranty or arising by statute or at law or in equity or otherwise, consequent to any failure on the part of any Tenant to perform or comply with any term of any Lease or any other party to comply with any Guaranty;

        (c) all right to take all action upon the happening of a default under any Lease or Guaranty as shall be permitted by any such Lease Guaranty, or by law, including the commencement, conduct and consummation of proceedings at law or in equity; and (d the full power and authority, in the name of Borrower or otherwise, to enforce, collect, receive and make receipt for any and all of the foregoing and to do any and all other acts and things whatsoever that Borrower is or may be entitled to do under any Lease or Guaranty.

        26.2. Except as otherwise required by applicable law or as provided for in the Loan Documents, any funds received by Lender under this Article may be applied by Lender to the Debt in such order as Lender may in its sole discretion determine to be appropriate, including the payment of costs and expenses in connection with the maintenance, operation, improvement, insurance, taxes and upkeep of the Mortgaged Property and payment of amounts then due and payable under the Loan Agreement or the other Loan Documents. Lender shall be accountable to Borrower only for monies actually received by Lender pursuant hereto. Neither the collection of said funds and the application thereof as aforesaid, nor any act done or omitted pursuant to the power and rights granted to Lender hereunder, shall cure or waive any Default or Event of Default or waive, modify or affect any notice of Default or Event of Default or invalidate any act done pursuant to such notice, nor shall the same be a waiver of any of Lender's rights and remedies under the Note, this Mortgage, the Loan Agreement or the other Loan Documents.

        26.3. (a) This Article 26 constitutes a present, absolute, effective, irrevocable and completed assignment by Borrower to Lender of the Leases and the right to collect all sums payable to Borrower thereunder and apply the same, which is not conditioned upon Lender being in possession of the Premises. However, so long as no Event of Default shall have occurred and be continuing, Borrower shall have a license to enforce the obligations of Tenants under the Leases and of parties under the , and to exercise all the rights and remedies of the landlord under the Leases and the (including, without limitation, the right to receive all rents and other amounts described above), subject, however, to compliance with the provisions of this Mortgage and the other Loan Documents.

        (b) To the extent permitted by law, if any Event of Default shall have occurred and be continuing, the license granted in Section 26.3(a) shall immediately cease and terminate, without waiver of such Event of Default, with or without notice, any action or proceeding or the intervention of a receiver appointed by a court, and Lender or an agent or receiver appointed by Lender may, without regard for the adequacy of the security for the indebtedness secured hereby, the commission of waste or the solvency of Borrower, and subject to applicable statutory requirements, if any, do any or all of the following:

             (i) exercise any of Borrower's rights under the Leases, and Guaranties;

             (ii) enforce the Leases, and Guaranties;

             (iii) demand, collect, sue for, attach, levy, recover, receive, compromise and adjust, and make, execute and deliver receipts and releases for all rents or other payments that may then be or may thereafter become due, owing or payable with respect to the Leases, and Guaranties;

             (iv) demand that any sums held by Borrower with respect to any Lease, or Guaranties (including any security deposits, other deposits or prepayments) be immediately remitted to Lender; and

             (v) generally, do, execute and perform any other act, deed, matter or thing whatsoever that ought to be done, executed and performed in and about or with respect to the Leases and Guaranties.

        26.4. During the term hereof, Borrower hereby irrevocably authorizes and directs each Tenant under a Lease and each other party under an or Guaranty, at the request of Lender accompanied by a certification from Lender stating that an Event of Default has occurred and is continuing under the Loan Agreement, to pay by direct deposit to such account as the Lender may time to time designate, all rents, issues and profits accruing or due under such Tenant's Lease or such other party's Guaranty.

        26.5. To the extent permitted under the Loan Agreement, Borrower at its expense will prudently enforce in all material respects each of the Leases and Guaranties in accordance with their terms. Neither the execution and delivery of the Mortgage or any other Loan Document nor any action or inaction on the part of Lender shall release (i) any Tenant from its Lease, (ii) any guarantor from any Guaranty or (iv) Borrower from any of its obligations under the Leases, or constitute an assumption of any such obligation on the part of Lender. No action or failure to act on the part of Borrower shall adversely affect or limit the rights of Lender under this Mortgage, through this Mortgage, under the Leases, or the Guaranties.

        26.6. During the term hereof, all rights, powers and privileges of Lender herein set forth are coupled with an interest and are irrevocable, subject to the terms and conditions hereof, and Borrower will not take any action under the Leases, or otherwise which is inconsistent with the terms hereof, and any such action inconsistent herewith or therewith, as well as any further assignment of any rents, issue or profits from the Premises, shall be void. To the extent permitted by law, Borrower hereby waives any requirement that Lender commence any foreclosure proceeding with respect to the property prior to enforcement of any remedies pursuant to this Article, including the right to commence and prosecute an action to appoint a receiver for rents and all other amounts due under any Leases or Guaranties. Borrower will, from time to time, upon request of Lender, at Borrower's sole cost and expense, execute (subject to Section 13.24 of the Loan Agreement) all instruments and further assurances and all supplemental instruments and take all such action as Lender from time to time may reasonably request in order to perfect, preserve and protect the interests intended to be assigned to Lender hereby.

        26.7. Borrower hereby agrees that, except as permitted in the Loan Agreement, it will not, unilaterally or by agreement, subordinate, amend, modify, extend, discharge, terminate, surrender, waive or otherwise change any term of any of the Leases, or Guaranties in any manner that would violate this Mortgage or any other Loan Document. If any of the Leases, or Guaranties shall be amended as permitted thereby, they shall continue to be subject to the provisions hereof without the necessity of any further act by any of the parties hereto.

        26.8. Upon the payment, or the provision, in accordance with the applicable provisions of this Mortgage and the other provisions of the Loan Documents, for payment in full, of the Debt on the Maturity Date, the assignment made in this Article and all rights hereunder assigned to Lender shall cease and terminate and shall revert to Borrower.

        26.9. This Article shall not be construed to bind Lender to the performance of any of the covenants, conditions or provisions contained in any Lease, or Guaranty or otherwise impose any obligation upon Lender. Lender shall not be liable for any loss sustained by Borrower resulting from Lender's failure to let the Premises or from any other act or omission of Lender in managing the Premises after an Event of Default, unless such loss is caused by the negligence, willful misconduct or bad faith of Lender. This Article shall not operate to place any obligation or liability for the control, care, management or repair of the Premises upon Lender, nor for the carrying out of any of the terms and conditions of the Leases or any Guaranty; nor shall it operate to make Lender responsible or liable for any waste committed on the Premises, including the presence of any Hazardous Substances (as defined in the Environmental Indemnity), or for any negligence by any person other than Lender in the management, upkeep, repair or control of the Premises resulting in loss or injury or death to any tenant, licensee, employee or stranger; provided, however, Lender shall remain liable for its own negligence, willful misconduct or bad faith. Nothing in this Article shall be construed as constituting Lender a "mortgagee in possession" in the absence of the taking of actual possession of the Premises by Lender.

        26.10. (a) If an Event of Default shall have occurred and be continuing, Lender shall have the right to proceed in its own name or in the name of Borrower in respect of any claim, suit, action or proceeding relating to the rejection of any Lease, or Guaranty by or on behalf of any lessee or other party thereunder, including the right to file and prosecute, to the exclusion of Borrower, any proofs of claim, complaints, motions, applications, notices and other documents, in any case in respect of the lessee under such Lease or of any other party under any Guaranty under the Bankruptcy Code.

        (b) If there shall be filed by or against Borrower a petition under the Bankruptcy Code, and Borrower, as lessor under any Lease, shall determine to reject such Lease pursuant to Section 365(a) of the Bankruptcy Code, then

     Borrower shall give Lender not less than ten (10) days' prior notice of the date on which Borrower shall apply to the bankruptcy court for authority to reject such Lease. Lender shall have the right, but not the obligation, to serve upon Borrower within such ten-day period a notice stating that (A) Lender demands that Borrower assume and assign such Lease to Lender pursuant to Section 365 of the Bankruptcy Code and (B) Lender covenants to cure or provide adequate assurance of future performance under such Lease. If Lender serves upon Borrower the notice described in the preceding sentence, Borrower shall not seek to reject such Lease and shall comply with the demand provided for in clause (A) of the preceding sentence within thirty (30) days after the notice shall have been given, subject to the performance by Lender of the covenant provided for in clause (B) of the preceding sentence.

        27.  NOTICES.
             -------

        27.1. All notices, consents, approvals and requests required or permitted hereunder shall be given in writing and shall be effective for all purposes if hand delivered or sent by (a) certified or registered United States mail, postage prepaid, (b) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, or (c) by facsimile (with telephonic confirmation) addressed as follows (or at such other address and person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Article):

        If to Lender:

             GMAC Commercial Mortgage Corporation
             650 Dresher Road
             P.O. Box 1015
             Horsham, Pennsylvania 19044
             Attention: Executive Vice President,
                            Loan Servicing
             Fax: (215) 328-3478

        with copies to:

             GMAC Commercial Mortgage Corporation
             650 Dresher Road
             P.O. Box 1015

                       Horsham, Pennsylvania 19044
                       Attention: Chief Financial Officer
                       Fax: (215) 328-1530

                       Mayer, Brown & Platt
                       190 South LaSalle Street
                       Chicago, Illinois 60603
                       Attention: Diane Citron, Esq.
                       Fax: (312) 701-7711

                       Goldman Sachs Mortgage Company
                       85 Broad Street
                       New York, New York 10004
                       Attention: P. Sheridan Schechner
                       Fax: (212) 357-5505

                       Sullivan & Cromwell
                       125 Broad Street
                       New York, New York 10004
                       Attention: Arthur S. Adler, Esq.
                       Fax: (212) 558-3588

               If to Trustee:

               Commonwealth Land Title Company
               275 West Hospitality Lane
               Suite 200
               San Bernardino, California 92408
               Fax:  (909) 885-2464

               If to Borrower:

               DS Hotel LLC
               c/o Host Marriott Corporation
               10400 Fernwood Road, Dept. 923
               Bethesda, Maryland  20817-1109
               Attention: Assistant General Counsel, Asset Management
               Fax: (301) 380-6332
               with a copy to:

               DS Hotel LLC
               c/o Host Marriott Corporation
               10400 Fernwood Road, Dept. 908
               Bethesda, Maryland  20817-1109
               Attention: Director, Asset Management Department
               Fax: (301) 380-8260

A notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day; or in the case of expedited prepaid delivery, upon the first attempted delivery on a Business Day; or in the case of facsimile, upon receipt with telephonic confirmation.

          27.2. Borrower hereby requests and shall be entitled to a copy of any notice of default and any notice of sale hereunder, each of which shall be mailed to it at the address set forth in Section 27.1 above.


          28.  WAIVER OF CLAIMS.  Borrower hereby waives any and all right to
               -----------------
assert any setoff or counterclaim of any nature whatsoever with respect to the Secured Obligations in any action or proceeding by Lender to collect the same, or any portion thereof, or to enforce and realize upon the Lien and security interest created by this Mortgage or any other Loan Documents, provided,
                                                               --------
however, that Borrower expressly reserves the right to assert any such claim in
-------
a separate proceeding and provided further that Borrower expressly reserves the
                          -------- -------
right to assert any claim in the same action commenced by Lender if such claim is of a mandatory or compulsory nature or would be barred or materially impaired if not asserted in the action commenced by Lender.

          29.  SEVERABILITY.  In case any one or more of the provisions
               ------------
contained in this Mortgage shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

          30.  TRUSTEE'S POWERS. At any time, or from time to time, without
               ----------------
liability therefor and without notice, upon written request of Lender and presentation of this Mortgage and the Note secured hereby for endorsement, Trustee may (a) reconvey any part of the Mortgaged Property, (b) consent in writing to the making of any map or plat thereof, (c) join in granting any easement thereon, or (d) join in any extension agreement or any agreement subordinating the Lien or charge hereof.

          31. Intentionally Omitted.

          32. RECONVEYANCE BY TRUSTEE. Upon written request of Lender stating
              -----------------------
that all sums secured hereby have been paid, and upon surrender of this Mortgage and the Note to Trustee for cancellation and retention and upon payment by Borrower of Trustee's fees, Trustee shall reconvey to Borrower or to the Person or Persons legally entitled thereto, without warranty, any portion of the Mortgaged Property then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in any reconveyance may be described as "the person or persons legally entitled thereto." Such grantee shall pay Trustee a reasonable fee and Trustee's costs incurred in so reconveying the Mortgaged Property.

          33. SUBSTITUTE TRUSTEE. Lender, at any time and from time to time, by
              ------------------
instrument in writing and after notice to Borrower, may substitute and appoint a successor Trustee (either corporate or individual) to any Trustee named herein or previously substituted hereunder, which instrument when executed, acknowledged, and recorded in the Official Records of the Office of the Recorder of the county or counties where the Mortgaged Property is located shall be conclusive proof of the proper substitution and appointment of each successor trustee or trustees, who shall then have all the title, powers, duties and rights of the predecessor Trustee, without the necessity of any conveyance from such predecessor. Trustee shall not be obligated to notify any party hereto of any pending sale under any other mortgage or deed of trust or, unless brought by Trustee, any action or proceeding in which Borrower, Lender or Trustee shall be a party.

          34. CONFLICTS. In the event of any conflict between the provisions of
              ---------
this Mortgage and of the Loan Agreement, the provisions of the Loan Agreement shall control.

          Borrower hereby acknowledges receipt, without charge, of a true copy of this Mortgage.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

BORROWER PLEASE NOTE: UPON THE OCCURRENCE OF A DEFAULT, CALIFORNIA PROCEDURE PERMITS THE TRUSTEE TO SELL THE MORTGAGED PROPERTY DESCRIBED HEREIN AT A SALE HELD WITHOUT SUPERVISION BY ANY COURT AFTER EXPIRATION OF A PERIOD PRESCRIBED BY LAW. UNLESS YOU PROVIDE AN ADDRESS FOR THE GIVING OF NOTICE, YOU MAY NOT BE ENTITLED TO NOTICE OF THE COMMENCEMENT OF ANY SALE PROCEEDINGS. BY EXECUTION OF THIS MORTGAGE, YOU CONSENT TO SUCH PROCEDURE. LENDER URGES YOU TO GIVE PROMPT NOTICE OF ANY CHANGE IN YOUR ADDRESS SO THAT YOU MAY RECEIVE PROMPTLY ANY NOTICE GIVEN PURSUANT TO THIS MORTGAGE.

          IN WITNESS WHEREOF, Borrower and Lender have caused this Mortgage to be duly executed and delivered as of the date first above written.


Signed and acknowledged in
the presence of:

/s/ Rolisa C. Anthony         DS HOTEL LLC, a Delaware limited liability company
--------------------------
                                              /s/ Patricia K. Brady
                              By:             ______________________________
                                              Name:  Patricia K. Brady
(Rolisa C. Anthony)                           Title:  Vice President
--------------------------



/s/ Rex Palmer
--------------------------
    Rex Palmer

STATE OF NEW YORK        )
                                    )ss:
COUNTY OF NEW YORK       )


    On 11-25, 1997, before me, Sheila A. Lynch, personally appeared Patricia K. Brady, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose Name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


WITNESS my hand and official seal.


Signature /s/ Sheila A. Lynch
          ______________________
                  Notary Public

My commission expires: 12-21-98
                      ___________

[seal]


                                SHEILA A. LYNCH
                       Notary Public, State of New York
                                  No. 5006835
                           Qualified in Kings County
                     Certificate Filed in New York County
                     Commission Expires December 21, 1998

                                   EXHIBIT A
                                   ---------

                           DESCRIPTION OF FEE PARCEL

                                   EXHIBIT B
                                   ---------

                        DESCRIPTION OF LEASEHOLD ESTATE

                                   EXHIBIT C
                                   ---------

                              DESCRIPTION OF LEASE

                                  EXHIBIT "A"

Parcel A:

Lots 1 and 4 through 7, inclusive, of Tract 19619, in the City of Palm Desert, County of Riverside, State of California, as per map recorded in Book 159, page(s) 30 through 37, inclusive, of maps, in the office of the County Recorder of said County.

Except all oil, gas and other petroleum and mineral substances in and under all of said foregoing lands with the right to mine, excavate, drill for, remove and sell the same, all of which rights are limited to that portion of the lands lying below a depth of 500.00 feet measured from the surface of said lands, without the right to go upon or use the surface of said lands, as reserved by Plaza Investment Company, a California General Partnership and William Bone, a married man, as his sole and separate property in deed recorded August 4, 1983 as Instrument No. 157881, Official Records.

Parcel A1:

An appurtenant and perpetual easement over that portion of Lot 3 of Tract 19619 designated as 25.00 foot golf course access easements, as dedicated on the map of Tract 19619, as per map recorded in Book 159, pages 30 through 37, inclusive, of maps, in the Office of the County Recorder of said County, and the rear 25.00 feet of Lots 1 through 34 of Tract 21698, as per map recorded in Book 166, pages 64 through 66, inclusive, of maps, in the office of the County Recorder of said County, as further evidenced by that certain Grant of Easement made by Marriott's Desert Springs Development Corporation in favor of Desert Springs Marriott Limited Partnership, dated April 23, 1987 and recorded April 24, 1987 as Instrument No. 114105, Official Records.

Parcel A2:

An appurtenant and perpetual easement for an underground tunnel and underground golf cart path over a portion of Lot A of Tract 21698, as per map recorded in Book 166, pages 64 through 66, inclusive, of maps, in the office of the County Recorder of said County, recorded October 25, 1994, as Instrument No. 408533, Official Records, more fully described as being a portion of Lot A consisting of a 15 foot wide permanent easement, the centerline of which is more particularly described as follows: Beginning at the most westerly corner of Lot 1 of said Tract No. 21698; thence North 59 degrees 24' 02" East along the northwesterly boundary line of said Lot 1, a distance of 10.00 feet to the beginning of a non-tangent are concave northeast having a radius of 237.50 feet and a radial bearing of North 59 degrees 24' 02" East; said are being a portion of the easterly boundary line of Lot A; thence northerly along said are through a central angle of 20 degrees 36' 54" an arc distance of 55.45 feet to the True Point of Beginning; thence South 89 degrees 30' 36" West, a distance of 65.71 feet to a Point of Terminus on the westerly boundary line of said Lot A. The northerly and southerly side lines of the above described easement shall be lengthened or shortened so as to terminate on the easterly and westerly boundary lines of said Lot A. The area of the above described easement is 966.73 square feet, more or less.

Parcel A3:

An appurtenant and perpetual easement established by Parcel Map 27563, as per map recorded in Book 183, pages 3 through 10, inclusive, of maps, in the office of the County Recorder of said County, over (a) that portion of Parcel 2 of Parcel Map 27563 designated as 25.00 foot wide easement for golf course purposes and (b) that portion of Parcel 4 of Parcel Map 27563 designated as 15.00 foot wide and 20.00 foot wide easements for golf course purposes.

                                  EXHIBIT "B"

Parcel B:

Parcels 1 and 3 of Parcel Map 27563, in the City of Palm Desert, County of Riverside, State of California, as per map recorded in Book 183, pages 3 through 10 inclusive, of Parcel Maps, in the office of the County Recorder of said County.

Except from Parcel 1, that portion conveyed to Marriott Ownership Resorts, Inc., a Delaware corporation, in Deed recorded December 20, 1996 as Instrument No. 480352, Official Records, described as follows:

Beginning at the Northwest corner of Lot 5 of Tract 27570-3, in the City of Palm Desert, County of Riverside, State of California, as per map recorded in Book 251, page(s) 32 and 33 of Maps, in the Office of the County Recorded of said County;
thence South 00 degrees 15' 23" East, 104.43 feet;
thence North 54 degrees 40' 48" West, 88.79 feet;
thence North 00 degrees 15' 23" West, 52.77 feet;
thence North 89 degrees 44' 37" East, 72.22 feet to the Point of Beginning.

Said description is also shown of Parcel Map Waiver P.M.W. 96-11, recorded December 10, 1996 as Instrument No. 480351, Official Records.

                                   EXHIBIT C

     Ground Lease between Marriott's Desert Springs Development Corporation, as Lessor, and Desert Springs Marriott Limited Partnership, a Delaware limited partnership (the "Original Lessee") pursuant to that certain Golf Course Lease made April 24, 1987 between Lessor and Original Lessee, a memorandum of said lease dated April 23, 1987 having been executed by Lessor and Original Lessee and recorded April 24, 1987 as Instrument No. 114104 in the Official Records of Riverside County, California (the "Official Records"), and said lease having been amended by that certain First Amendment to Golf Course Lease between Lessor and Original Lessee dated March 31, 1994 (the "First Amendment") and recorded May 27, 1994 as Instrument No. 217099 in the Official Records, as subsequently amended by that certain Second Amendment to Golf Course Lease between Lessor and Original Lessee dated November 25, 1996 (the "Second Amendment") and recorded December 20, 1996 as Instrument No. 480355 in the Official Records (said lease, as so amended, being referred to herein as the "Lease").

     The Original Lessee conveyed its interest in the Lease to Marriott DSM LLC, a Delaware limited liability company, which, in turn conveyed its interest in the Lease and Premises to DS Hotel LLC, a Delaware limited liability company, the current Lessee.